Accrued And Other Current Liabilities, And Other Long-Term Liabilities (Schedule Of Other Long-Term Liabilities) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Unfunded pension liability	$ 39.1	$ 12.2
Accrued income tax payable	6.1	6.2
Deferred rent	0.6	17.0
Deferred revenue	0.1	0.4
Other	16.4	24.9
Total other long-term liabilities	$ 62.3	$ 60.7